Exhibit 99.1

             CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



       In connection with the Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Mark J. Gorman, President and Chief Executive Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Partnership's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



August 12, 2002                    /s/ Mark J. Gorman
                                   -----------------------------
                                   Mark J. Gorman
                                   President and Chief Executive Officer,
                                   Genesis Energy, Inc., general partner of
                                   Genesis Energy, L.P.